UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report: July 16, 2013
(Date of earliest event reported)

Oak Valley Bancorp
(Exact name of registrant as specified in its charter)

CA	001-34142	26-2326676
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

125 N. Third Ave. Oakdale, CA	95361
(Address of principal executive	(Zip Code)
offices)

(209) 848-2265
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 18, 2013, the shareholders of Oak Valley Bancorp (the “Company”) approved certain amendments to the Company’s bylaws at the Annual Meeting of Stockholders, as reported in the Company’s Form 8-K filed June 24, 2013.  On July 16, 2013, the Board of Directors of the Company approved and ratified such amendments. A copy of the Amended and Restated Bylaws of the Company containing the approved amendments is filed as Exhibit 3.2 to this Form 8-K, and the terms thereof are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being provided solely for the purposes of providing disclosure pursuant to Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year:

Exhibit No.	Description of Exhibit

Exhibit 3.2	Amended and Restated Bylaws of Oak Valley Bancorp

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2013
OAK VALLEY BANCORP

	By:	/s/ Richard A. McCarty
Richard A. McCarty
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and duly authorized signatory)

Exhibit Index

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Oak Valley Bancorp